EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE
Earnings Per Common Share

The following table sets forth the computation of basic and diluted earnings per share:

(Dollars in thousands, except per share data)	2016	2015	2014
Numerator
Net income	$88,526	$75,063	$65,000

Denominator
Basic earnings per common share - weighted average shares	61,206,093	61,062,657	58,662,836
Effect of dilutive securities
Employee stock awards	729,335	670,282	589,157
Warrants	49,994	114,608	140,674
Diluted earnings per common share - adjusted weighted average shares	61,985,422	61,847,547	59,392,667

Earnings per share available to common shareholders
Basic	$1.45	$1.23	$1.11
Diluted	$1.43	$1.21	$1.09

Warrants to purchase 114,678, 322,312 and 465,117 shares of the Company's common stock were outstanding as of December 31, 2016, 2015 and 2014, respectively. These warrants, each representing the right to purchase one share of common stock, no par value per share, have an exercise price of $12.12 and expire on December 23, 2018.

Stock options and warrants, with an exercise price greater than the average market price of the common shares, were not included in the computation of net income per diluted share as they would have been antidilutive.  Using the period end price, there were no antidilutive options at December 31, 2016 or December 31, 2015, and 20,626 antidilutive options at December 31, 2014.

As of December 31, 2016, 2015, and 2014, no preferred shares were issued or outstanding.